UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016
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ARRIS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)
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England and Wales	001-37632	98-1241619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive Suwanee, Georgia (Address of Principal Executive Offices)		30024 (Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2016, Lawrence A. Margolis, Executive Vice President, Corporate Strategy and Administration, announced that he intends to retire effective April 15, 2016.  Mr. Margolis has been with ARRIS and its predecessors, Anixter, Inc. and ANTEC for more than 32 years.  His distinguished career in the industry began in 1984 with Anixter, where he held a number of executive positions, including Vice President, General Counsel and Secretary.  In 1992, he joined ANTEC as Chief Financial Officer and Secretary. He would later be named Strategic Planning, Legal and Administration in 2004, a role he held for more than 12 years.

Following his retirement in April, the corporate strategy and investor relation functions will report to David. B. Potts, Executive Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS INTERNATIONAL PLC By: /s/ Patrick W. Macken Patrick W. Macken Senior Vice President, General Counsel, and Secretary
Date: March 14, 2016